UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 27, 2006

NEW PLAN EXCEL REALTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland (State or Other Jurisdiction of Incorporation)	1-12244 (Commission File Number)	33-0160389 (IRS Employer Identification Number)

420 Lexington Avenue, 7th Floor
New York, New York	10170
(Address of Principal Executive Offices)	(Zip Code)

(212) 869-3000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement.

On February 27, 2006, the Executive Compensation and Stock Option Committee of the Board of Directors (the “Compensation Committee”) of New Plan Excel Realty Trust, Inc. (the “Company”) took certain actions affecting compensation for the Company’s executive officers.  These actions were ratified by the Company’s independent directors.  These actions included:

•                  approving an Out-Performance Compensation Plan for executive officers of the Company (the “OPP”);

•                  awarding bonuses to the Company’s executive officers for 2005; and

•                  awarding long-term compensation in the form of restricted stock and stock options to the Company’s executive officers.

Each of these events is described in further detail below.

Out-Performance Compensation Plan

The OPP was designed as a feature of the Company’s 2003 Stock Incentive Plan, as amended and restated effective July 14, 2005, which plan previously was approved by the Company’s stockholders.  Pursuant to the terms of the OPP, the five current executive officers of the Company (other than Glenn Rufrano, the Company’s Chief Executive Officer) are entitled to receive an award of common stock of the Company if, over the period commencing January 1, 2006 and ending December 31, 2009 (the “Initial Performance Period”), the Annual New Plan Total Return (as defined below) is at least 10% or the Annual New Plan Total Return is at least 110% of the Annual Peer Group Total Return (as defined below).  If either of such thresholds is achieved, the aggregate pool award will equal $7.0 million plus (i) $416,666 for each 25 basis points that the Annual New Plan Total Return exceeds 10% or (ii) $250,000 for each 25 basis points over 110% that the Annual New Plan Total Return exceeds the Annual Peer Group Total Return.  In no event, however, will the aggregate pool award exceed $12 million.  If both of the minimum performance thresholds are achieved, the aggregate pool award will be based on the calculation that produces the larger award.  The proportionate allocation of the aggregate pool award that each of the five current executive officers will receive has been determined by the Compensation Committee.

If at the end of the Initial Performance Period, neither performance threshold is achieved, or a threshold is achieved but the aggregate award does not equal $12 million, then performance will be measured over an additional performance period from January 1, 2006 to December 31, 2010 (the “Supplemental Performance Period”) and to the extent that any additional performance criteria are achieved, a supplemental award will be made.  In no event, however, will the aggregate award for the Initial Performance Period and the Supplemental Performance Period exceed $12 million.

An award of common stock of the Company made pursuant to the OPP for the Initial Performance Period will be subject to a one-year cliff vesting schedule, without regard to any additional performance criteria, over the period from January 1, 2010 to December 31, 2010.  The executive officer will be entitled to vote the shares and receive payment of any dividends paid on the shares during the one-year cliff vesting period.  Any award received at the end of the Supplemental Performance Period will not be subject to a one-year cliff vesting schedule and will vest at the end of the Supplemental Performance Period.

No rights (voting or dividend) exist during the Initial Performance Period and stockholder rights will only arise upon the achievement of either of the performance thresholds at the end of the applicable performance period to the extent of the common stock award.  In the event of the death or disability of a participant prior to the vesting date, the date of death or disability will be deemed the end of the applicable performance period and the participant will be entitled to the applicable award based on the performance criteria over the shortened performance period.

In the event of a change in control or a severance triggering event under an applicable employment agreement prior to the vesting date, the date of the event will be deemed to be the end of the applicable performance period and the participant will be entitled to the applicable award based on the performance criteria over the shortened performance period.  If a participant leaves the Company prior to the applicable vesting date (subject to the provisions on death, disability, change in control, and severance triggering events), then the award allocable to that executive officer will be cancelled and will not be reallocated to other participants.

For purposes of the OPP, “Annual New Plan Total Return” means the average annual total return on the shares of common stock of the Company over the applicable measurement period (calculated in accordance with the OPP), and “Annual Peer Group Total Return” means, with respect to certain peer companies, the average of the average annual total return on the shares of each such company over the applicable measurement period (calculated in accordance with the OPP).

The foregoing description of the OPP is qualified in its entirety by the full terms and conditions of the OPP which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2006.

Executive Officer Bonus Awards for 2005 Performance

Cash bonuses were awarded to each of the Company’s executive officers in the following amounts for such officers’ service during 2005:

Name	2005 Bonus
Glenn J. Rufrano	$800,000
John B. Roche	$300,000
Steven F. Siegel	$220,000
Michael A. Carroll	$200,000
Leonard I. Brumberg	$180,000
Dean R. Bernstein	$200,000

Executive Officer Long-Term Incentive Awards for 2005 Performance

Shares of restricted stock and stock options were awarded to each of the Company’s executive officers in the following amounts for such officers’ service during 2005:

	Shares of	Restricted	Number of
	Restricted	Stock	Stock
	Stock	Value	Options
Glenn J. Rufrano	15,960	$400,000	220,990
John B. Roche	4,990	$125,000	69,060
Steven F. Siegel	3,990	$100,000	55,250
Michael A. Carroll	3,990	$100,000	55,250
Leonard I. Brumberg	3,990	$100,000	55,250
Dean R. Bernstein	3,990	$100,000	55,250

The foregoing grants were effective as of March 1, 2006.  The awards will be made pursuant to restricted stock awards and stock option awards that are substantially similar to the forms of such awards previously filed by the Company as exhibits to the Company’s Annual Report on Form 10-K.

Item 9.01.                                        Financial Statements and Exhibits.

(a)                                  Not applicable.

(b)                                 Not applicable.

(c)                                  Not applicable.

(d)                                 Exhibits.

Exhibit Number	Description

10.1	Compensation Schedule for Executive Officers

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW PLAN EXCEL REALTY TRUST, INC.

Date: March 3, 2006	By:	/s/ Steven F. Siegel
Steven F. Siegel
Executive Vice President, General Counsel
and Secretary

Exhibit Number	Description

10.1	Compensation Schedule for Executive Officers